UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. ____ )
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SIGMATRON INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SIGMATRON INTERNATIONAL, INC.
2201 Landmeier Road
Elk Grove Village, IL 60007

August 14, 2009

Notice of Annual Stockholders Meeting:

You are hereby notified that the 2009 Annual Meeting of Stockholders of SigmaTron International, Inc. (the “Company”) will be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois 60007 at 10:00 a.m. local time, on Friday, September 18, 2009, for the following purposes:

1.	To elect one Class I director to hold office until the 2012 Annual Meeting.

2.	To consider a proposal to ratify the selection of BDO Seidman, LLP as registered public accountants of the Company for the fiscal year ending April 30, 2010.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 24, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and/or adjournments thereof.

You are urged to attend the Annual Meeting in person. Whether or not you expect to be present in person at the Annual Meeting, please mark, date, sign and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors

Linda K. Frauendorfer
Secretary

2009 ANNUAL MEETING OF STOCKHOLDERS September 18, 2009
PROXY STATEMENT
HOLDINGS OF STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Beneficial Ownership
SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
I. ELECTION OF DIRECTORS
II. PROPOSAL TO RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
FISCAL YEARS 2009 AND 2008 AUDIT FIRM FEE SUMMARY
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
DIRECTOR COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT COMMITTEE
CERTAIN TRANSACTIONS
MISCELLANEOUS

SIGMATRON INTERNATIONAL, INC.
2201 Landmeier Road
Elk Grove Village, IL 60007

2009 ANNUAL MEETING OF STOCKHOLDERS
September 18, 2009

PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2009 Annual Meeting of Stockholders (sometimes referred to herein as the “Meeting”) to be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois, 60007 at 10:00 a.m. local time, on Friday, September 18, 2009, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement, the form of proxy included herewith and the Company’s Annual Report to Stockholders for the fiscal year ended April 30, 2009 are being mailed to stockholders on or about August 14, 2009.

Stockholders of record at the close of business on July 24, 2009 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 3,822,556 shares of common stock, par value $.01 per share. The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of common stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

If you are a stockholder of record (that is, if you hold your shares in certificate form registered in your name on the books of the Company’s transfer agent, American Stock Transfer and Trust Company, as of the close of business on July 24, 2009), and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in “street name” (not certificate form) (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the Meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.)

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes on the proposal to ratify the selection of the auditor. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“Broker Non-Votes”), those shares will not be considered as present and entitled to vote with respect to that matter.

Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is indicated, such proxies will be voted FOR the election of the nominee named under the caption “Election of Directors” as set forth therein as a director of the Company, and FOR the ratification of the selection of BDO Seidman, LLP as the Company’s registered public accountants. If a quorum is present at the Meeting, directors will be elected by a plurality of the votes cast. The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company by telephone or telecopy. The Company will reimburse brokers and others holding common stock as nominees for their expenses in sending proxy material to the beneficial owners of such common stock and obtaining their proxies.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on September 18, 2009.

The proxy statement is available at [http://www.sigmatronintl.com]

As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

The information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company and their transactions with the Company is based upon information received from each individual as of July 10, 2009.

HOLDINGS OF STOCKHOLDERS, DIRECTORS
AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of common stock as of July 10, 2009 by (i) each director of the Company and each nominee, (ii) each executive officer of the Company, (iii) each person (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”)) who is known by the Company to own beneficially more than 5% of the outstanding common stock, and (iv) all directors and executive officers as a group. The address of directors and executive officers is c/o SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007.

Beneficial Ownership

	Number of
Name	Shares(1)	Percent

Beneficial Owners of at least 5% of the outstanding Capital Stock
Royce & Associates, LLC(2)	440,743	11.5%
1414 Avenue of the Americas New York, NY 10019
Cyrus Tang Foundation(3)	385,109	10.7%
8960 Spanish Ridge Ave. Las Vegas, NV 89148
Fidelity Management & Research Company(4)	381,880	9.99%
82 Devonshire St. Boston, MA 02109
Tang Foundation for the Research of Traditional Chinese Medicine(3)	252,099	6.6%
8960 Spanish Ridge Ave. Las Vegas, NV 89148
Zeff Holding Company, LLC(5)	210,338	5.5%
50 California St., Ste. 1500 San Francisco, CA 94111
Directors, Nominees and Executive Officers
Gary R. Fairhead(6)	108,203	2.8%
Gregory A. Fairhead(6)	68,307	1.8%
John P. Sheehan(6)	51,566	1.3%
Linda K. Frauendorfer(6)	37,468	1.0%
Daniel P. Camp(6)	49,500	1.3%
Raj B. Upadhyaya(6)	22,500	*
John P. Chen(7)	10,200	*
Thomas W. Rieck(7)(8)(9)	14,099	*
Franklin D. Sove(7)	15,000	*
Carl A. Zemenick(7)	10,000	*
Dilip S. Vyas(7)	10,000	*
All directors and executive officers as a group(10)	396,843	9.6%

*	Less than 1 percent.

(1)	Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of common stock reflected in this table. As of July 10, 2009, 3,822,556 shares were outstanding, not including certain options held by various directors and officers as noted in subsequent footnotes. Amounts reflect shares of common stock issuable upon the exercise of stock options within 60 days of July 10, 2009. This table is based on information supplied by the Company’s officers, directors and principal stockholders and by Schedules 13D and 13G filed with the Securities and Exchange Commission.

(2)	Number of shares owned by Royce & Associates LLC, at December 30, 2008, as reported on Schedule 13G on January 30, 2009.

(3)	The Tang Foundation and Tang Foundation for the Research of Traditional Chinese Medicine are not-for-profit foundations. The entities, whose combined ownership represents in excess of 16% of the outstanding common stock, are controlled by Cyrus Tang.

(4)	Number of shares owned by Fidelity Management & Research Company at December 31, 2008 as reported by FMR LLC on Schedule 13G on February 12, 2009.

(5)	Number of shares owned by Zeff Holding Company LLC, at December 31, 2006, as reported on Schedule 13G on February 3, 2007.

(6)	The number of shares includes 30,000, 56,650, 51,566, 37,068, 49,500 and 22,500 shares issuable upon the exercise of stock options granted to Gary R. Fairhead, Gregory A. Fairhead, John P. Sheehan, Linda K. Frauendorfer, Daniel P. Camp and Raj B. Upadhyaya, respectively.

(7)	Includes 10,000 shares issuable upon the exercise of director stock options granted on September 2004 and September 2005.

(8)	Includes 4,099 shares issuable upon the exercise of director stock options granted in December 2001.

(9)	In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is also one of three trustees of Rieck and Crotty, P.C.’s profit sharing plan, which owns 4,000 shares of the Company’s common stock as of July 10, 2009. Mr. Rieck abstains from all voting and investment decisions with respect to such shares.

(10)	Includes 301,383 shares issuable upon exercise of stock options.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is required to report to stockholders those directors, officers and beneficial owners of more than 10% of any class of the Company’s equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who fail to file timely reports of beneficial ownership and changes in beneficial ownership, as required by Section 16(a) of the Exchange Act. Based solely upon a review of copies of such reports furnished to the Company, the Company believes that all persons subject to the reporting requirements of Section 16(a) of the Exchange Act timely filed all necessary reports during the fiscal year ended April 30, 2009.

I.  ELECTION OF DIRECTORS

Pursuant to the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes of directors, each serving overlapping three-year terms. The terms of Class I directors (Messrs. Sove and Rieck) expire in 2009; the terms of Class II directors (Messrs. Chen and Zemenick) expire in 2010; and the terms of Class III directors (Messrs. Fairhead and Vyas) expire in 2011. All directors of each class will hold their positions until the annual meeting of stockholders in the year indicated above, at which time the terms of the directors in such class expire, or until their respective successors are elected and qualify, subject in all cases to any such director’s earlier death, resignation or removal.

On July 9, 2009, Franklin D. Sove notified the Board of Directors of the Company that he does not intend to stand for re-election when his current term as a Class I Director expires at the 2009 Annual Meeting of Stockholders. Mr. Sove has been Chairman of the Board and a member of the Board of Directors since 1994. He will continue to serve as Chairman of the Company’s Board and Audit Committee through the 2009 Annual Meeting of Stockholders. Mr. Sove’s decision not to stand for re-election was based solely upon his age and was not a result of a disagreement with management regarding the Company’s operations, policies, practices or otherwise.

The Board of Directors does not currently intend to fill the vacancy left by the upcoming retirement of Mr. Sove. Accordingly, the Board of Directors has decided to reduce the number of directors from six members to five members as of the 2009 Annual Meeting of Stockholders.

Nominee for Election as Class I Director at the Meeting

If a quorum is present at the Meeting, one Class I director will be elected by a plurality of the stockholder votes cast at the Meeting, to serve until the 2012 Annual Meeting of Stockholders or until his successor shall be elected and qualified, subject to his earlier death, resignation or removal. Abstentions and Broker Non-Votes will have no effect on the vote. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of the nominee named below. The stockholders do not have cumulative voting rights with respect to the election of directors. The following person has been nominated as a Class I director:

			Director of
			Company
Name	Age		Since

Thomas W. Rieck Class I	64	Attorney and President of Rieck and Crotty, P.C.	1994

The Board of Directors recommends that you vote in favor of the nominee named above.

The Board of Directors knows of no reason why the foregoing nominee will be unavailable or will decline to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend. The enclosed proxy cannot be voted for a greater number of persons than one, the number of nominees named in this proxy statement.

		Directors Whose Terms Extend Beyond The Meeting	Director of
		Principal Occupation(s) During Past Five Years	Company
Name	Age	and Other Public Directorships	Since

John P. Chen Class II	55	President SKD Automotive Group, a tier one automotive supplier from January 2006 to June 2009. At present, Mr. Chen serves as a business consultant. SKD Automotive Group was sold to a third party in a series of transactions that was completed in June 2009, and as part of this sale, its Canadian affiliate voluntarily filed for bankruptcy in Canada. Chief Financial Officer from 1994 to 2005 of National Material L.P., a steel processing, stamping and distribution company.	1994
Carl A. Zemenick Class II	64	President and CEO from June 1990 until his retirement in June 2005 of GF Office Furniture, Ltd. LP, a furniture manufacturer.	2001
Gary R. Fairhead Class III	57	President and Chief Executive Officer. Gary R. Fairhead has been President and Chief Executive Officer of the Company since 1990. Gary R. Fairhead and Gregory A. Fairhead, Executive Vice President and Assistant Secretary of the Company, are brothers. Mr. Gary Fairhead has served as a director of Blockshield Corporation plc since December 2004.	1994
Dilip S. Vyas Class III	61	Mr. Vyas has been self-employed since December 2004 and from June 2004 to November 2004 was President of Wave Zero Manufacturing LLC, a manufacturer of shielding devices for components used in the electronic industry.	1994

II.  PROPOSAL TO RATIFY SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors will recommend at the Annual Meeting that the stockholders ratify the appointment of the firm of BDO Seidman, LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions. BDO Seidman, LLP was recommended by the Audit Committee and the Board of Directors for the fiscal year 2010.

The Board of Directors recommends that stockholders vote in favor of ratification of the selection of BDO Seidman, LLP as the Company’s registered public accountants for the fiscal year ending April 30, 2010.

In connection with the audits for the years ended April 30, 2009 and 2008, the Company has had no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused it to make reference thereto in its report on the consolidated financial statements for 2009 and 2008.

The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Abstentions and Broker Non-Votes will have the same effect as negative votes.

FISCAL YEARS 2009 AND 2008 AUDIT FIRM FEE SUMMARY

During fiscal years 2009 and 2008, the Company retained as its auditor, BDO Seidman, LLP, to provide services as defined below. The following amounts were charged by BDO Seidman, LLP for services provided in fiscal years 2009 and 2008.

	2009	2008
	BDO	BDO
	Seidman,	Seidman,
	LLP	LLP

Audit Fees(a)	$187,940	$186,950
Audit-Related Fees(b)	10,000	8,000
Tax Fees(c)	53,100	57,590

(a) Fees for audit services billed in 2009 and 2008 consisted of:

•	Audit of the Company’s annual financial statements and quarterly financial statements

•	Statutory and regulatory audits, consents and other services related to Securities and Exchange Commission matters

(b)	Fees for audit-related services consisted of services for reviews of the Company’s Employee 401(k) Retirement Plan.

(c)	Fees for tax services billed in 2009 and 2008 consisted of tax compliance and tax planning and advice. Tax compliance services consisted of:

•	Federal, state and local income tax return preparation

•	Assistance with tax return filings and compliance in certain foreign jurisdictions

•	Assistance with tax audits and amended tax returns

(d)	As described in the Audit Committee Charter, it is the Audit Committee’s policy and procedure to review and consider and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by the independent public auditors.

Corporate Governance

Our Board of Directors determined that each of Messrs. Chen, Rieck, Sove, Vyas and Zemenick are independent under the rules of the Nasdaq Stock Market, Inc. As a result, our Board currently has a majority of independent directors under the rules of the Nasdaq Stock Market, Inc. Our Board of Directors has determined that our independent directors shall have regularly scheduled meetings at which only the independent directors are present. Generally, the independent directors meet at each regularly scheduled board meeting.

Director Committees; Board Meetings

The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee Charter, Compensation Committee Charter and the Nominating Committee Charter are available on the Company’s website at www.sigmatronintl.com. The Company believes that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the current listing standards of the Nasdaq Stock Market, Inc. and the Securities and Exchange Commission’s rules and regulations promulgated under the Sarbanes-Oxley Act of 2002 as set forth below.

The functions of the Audit Committee are to: (1) Select and evaluate the performance of the independent accountants. (2) review of audits of the financial statements of the Company and the scope of the audit; (3) review with the independent accountants the corporate accounting and financial reporting practices and policies and recommend to whom reports should be submitted within the Company; (4) review with the independent accountants their final report; (5) review with the internal and independent accountants overall accounting and financial controls; and (6) being available to the independent accountants and management for consultation purposes. The Audit Committee is currently comprised of three members: Messrs. Rieck, Sove (Chairman) and Vyas. At the time of the 2009 Annual Meeting of Stockholders, Mr. Rieck will become Chairman of the Audit Committee and Mr. Zemenick will replace Mr. Sove as a member. The Board of Directors has determined that each of the members of the Audit Committee, both currently and after the 2009 Annual Meeting of Stockholders is independent under the rules of the Securities and Exchange Commission. Mr. Rieck has been determined to be an Audit Committee financial expert as defined in Item 401 of Regulation S-K promulgated under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee. The report of the Audit Committee to the Stockholders is included in this Proxy Statement under the heading “Report of the Audit Committee.”

The functions of the Compensation Committee are to review and recommend to the Board of Directors annual salaries and bonuses for all executive officers of the Company, to review and recommend to the Board of Directors compensation for the Directors, to review and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and to administer the Company’s stock option plans. Messrs. Chen, Rieck (Chairman), and Zemenick are members of the Compensation Committee. At the time of the 2009 Annual Meeting of Stockholders, Mr. Zemenick will replace Mr. Rieck as Chairman of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is independent under the listing standards of the Nasdaq Stock Market, Inc.

The functions of the Nominating Committee shall include (1) review and recommend to the Board of Directors the size and composition of the Board and a slate of nominees for each election of members to the Board of Directors; (2) review and recommend changes to the number, classification and term of directors; (3) identify and recommend to the Board candidates to fill appointments to Board committees; (4) develop, assess and make recommendations to the Board concerning appropriate corporate governance policies; (5) to identify and recommend to the Board candidates to fill a vacancy in the offices of President and Chief Executive; and (6) to review nominations by stockholders with regard to the nomination process and to establish the procedures by which stockholder candidates will be considered. The members of the Nominating Committee are Messrs. Chen (Chairman), Vyas and Zemenick. At the time of the 2009 Annual Meeting of Stockholders, Mr. Vyas will replace Mr. Chen as Chairman of the Nominating Committee. The Board of Directors has determined that each of the members of the Nominating Committee is independent under the Nasdaq Stock Market, Inc. listing standards.

In evaluating and determing whether to recommend a person as a candidate for election as a Director, the Nominating Committee’s criteria reflects the requirements of the recently adopted Nasdaq rules with respect to independence as well as the following factors: the needs of the Company with respect to the particular talents and experience of its directors; personal and professional integrity of the candidate; the level of education and/or business experience of the candidate; broad-based business acumen of the candidate; the candidate’s level of understanding of the Company’s business and the electronic manufacturing services industry; the candidate’s abilities for strategic thinking and willingness to share ideas; and the Board of Directors’ need for diversity of experiences, expertise and background. The Committee will use these criteria to evaluate all potential nominees.

The Nominating Committee will consider proposed nominees whose names are submitted to it by stockholders. The Nominating Committee has not adopted a formal process for that purpose because it believes that the Committee’s process for considering information has been and remains adequate. Historically, stockholders have not proposed any nominees. The Nominating Committee intends to review periodically whether a formal process should be adopted. To be considered, all stockholder nominations must comply with the notice provisions of the Company’s by-laws, which generally require that such notice be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to a regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

The Board of Directors held 5 meetings either in person or by telephone conference during the fiscal year ended April 30, 2009. The Compensation Committee held 3 meetings in person or by telephone conference and the Audit Committee held 5 meetings in person or by telephone conference during the fiscal year 2009. The Nominating Committee held one meeting during the fiscal year 2009. All directors attended at least 75% of the meetings of the board and each of the committees of which they were members. The Company has a policy of encouraging all directors to attend the Annual Meeting of Stockholders. All directors attended the Company’s 2008 Annual Meeting of Stockholders.

Stockholder Communications with the Board of Directors

Stockholders can contact the Board of Directors or any of the individual directors by contacting: Henry J. Underwood, Corporate Counsel, Defrees & Fiske LLC, by regular mail at 200 South Michigan Avenue, Chicago, IL 60604. Inquiries will be reviewed, sorted and summarized by the Corporate Counsel of the Board before they will be forwarded to the Board or to an individual director.

Compensation of Directors

The Company pays non-employee directors $2,000 per month. Directors who serve on the Audit Committee are paid an additional $1,250 per month. Directors who serve on the Compensation Committee or the Nominating Committee are paid an additional $250 per month per committee. Beginning October 1, 2008, non-employee director fees were increased to $2,500 per month and fees for directors who serve on the Audit Committee fees increased to $1,500 per month. Beginning February 1, 2009, all director fees, including director fees for serving on committees, were reduced by 20 percent. The directors voluntarily reduced their fees due to the Company’s cost reduction program in response to the downturn in the economy.

In addition, under the 2000 Directors’ Stock Option Plan, non-employee directors received a grant of options to acquire 7,500 shares of common stock at each of the September 2000, December 2001 and September 2002 Annual Stockholders’ Meetings. Such options are exercisable for ten years from the respective date of grant at a price based on the price of the common stock on the respective grant dates. In addition, under the 2004 Directors’ Stock Option Plan, non-employee directors received a grant of options to acquire 5,000 shares of common stock at the September 2004 and September 2005 Annual Stockholders’ Meeting. Such options are exercisable for ten years from the respective date of grant at a price based on the price of the common stock on the respective grant dates.

EXECUTIVE COMPENSATION

Set forth below is information on the compensation of the Company’s Chief Executive Officer and its two other most highly compensated Named Executive Officers who served in such capacities during fiscal year 2009 based on total compensation for the last completed fiscal year. In view of the depressed economic environment and company profitability, the Named Executive Officers (together with the all other officers of the Company) participated in salary reductions which took effect on February 1, 2009 and no bonuses were awarded.

SUMMARY COMPENSATION TABLE

The individuals listed in the following table are referred to as our “Named Executive Officers” throughout this proxy statement. The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2009 and 2008 to the Company’s Named Executive Officers:

		Annual Compensation			All Other	Total
		Salary	Bonus		Compensation	Compensation
Name and Principal Position		($)	($)		(2)($)	($)

Gary R. Fairhead	2009	188,349	0		2,184	190,533
President and Chief Executive Officer	2008	193,392	70,000	(1)	2,230	265,622
Gregory A. Fairhead	2009	183,899	0		2,139	186,038
Executive Vice President and Assistant	2008	184,773	60,000	(1)	2,144	246,917
Secretary. Gregory A. Fairhead has been
Executive Vice President since February
2000 and Assistant Secretary since
1994. Mr. Fairhead was Vice President —
Acuna Operations for the Company from
February 1990 to February 2000. Gregory
A. Fairhead is the brother of Gary R.
Fairhead.

Raj B. Upadhyaya	2009	162,450	0		2,522	164,972
Executive Vice President, West Coast	2008	185,954	45,000	(1)	2,155	233,109
Operations since 2005. Mr. Upadhyaya was the Vice President of the Fremont Operation from 2001 until 2005.

(1)	Represents bonus earned in fiscal 2008 and paid in fiscal 2009.

(2)	Represents the match and contributions to the Company’s 401(k) plan made by the Company.

Employment Contracts, Termination of Employment and Change of Control Agreements

The Company adopted an Amended and Restated Change-in-Control Severance Payment Plan on May 30, 2002 (the “CIC Plan”), which covers Named Executive Officers and certain other officers of the Company (each a “CIC Participant”). Under the terms of the CIC Plan, each CIC Participant is entitled to the payment of severance pay in the event such CIC Participant’s employment with the Company is involuntarily terminated within twenty-four months of a change of control of the Company.

In general, for purposes of the CIC Plan, a change of control will be deemed to have occurred when (a) any entity, person or group other than Cyrus Tang or his affiliates, acquires more than thirty percent of the outstanding stock entitled to vote for directors of the Company, (b) as a result of or in connection with certain corporate transactions identified in the CIC Plan, the identity of a majority of the members of the Board of Directors immediately before such transaction changes immediately after the transaction, (c) the merger, consolidation, or share exchange of the Company, or (d) a sale of all or substantially all of the Company’s assets. In general, a CIC Participant’s employment will be deemed to have been involuntarily terminated under the CIC Plan in the event of such employee’s termination by the Company for a reason other than (w) for cause (as defined in the Plan), (x) death, (y) disability, or (z) that employee’s voluntary retirement or resignation except on account of the reasons set forth in the CIC Plan (which in general would result in a constructive discharge).

Disputes concerning the CIC Plan and benefits under the CIC Plan are subject to arbitration.

The CIC Plan provides for automatic reduction of the amounts to be paid out under the plan in the event such amounts would constitute “parachute payments” under the Internal Revenue Code. Payments under the CIC Plan are also subject to an aggregate cap equal to 15% of the market value of the Company’s outstanding capital stock on such date in the event the employment of one or more of the CIC Participants is terminated voluntarily or involuntarily within seven days after the change-in-control.

Potential Severance Payments upon Change-In-Control

The following table describes approximate potential severance payments under the CIC Plan to which the Named Executive Officers would be entitled upon change-in-control of the Company, assuming that the change in control of the Company occurred on April 30, 2009, that all participants actually participated in the severance payment, and that our common stock is valued at $1.50, which was the closing market price for our common stock on April 30, 2009. The actual amount of payments can only be determined at the time of a change-in-control and will vary from the estimated amounts in the table below.

	Gary R.	Gregory A.	Raj B.
	Fairhead	Fairhead	Upadhyaya

Change-In-Control Payment	68,328	57,869	79,699

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table sets forth certain information with respect to each Named Executive Officer of the Company concerning the exercise of options during the fiscal year ended April 30, 2009, as well as any unexercised options held as of the end of such fiscal year. The Company has not granted any stock appreciation rights.

	Number of
	Securities
	Underlying
	Unexercised	Option
	Options	Exercise	Option
	(#)	Price	Expiration
Name	Exercisable	($)	Date

Gary R. Fairhead	30,000	9.17	9/15/15
Gregory A. Fairhead	29,150	2.20	2/12/12
	27,500	9.17	9/15/15
Raj B. Upadhyaya	22,500	9.17	9/15/15

DIRECTOR COMPENSATION TABLE

	Fees
	Earned or
	Paid in
	Cash	Total
Name	($)	($)

Franklin D. Sove	41,850	41,850
Thomas W. Rieck	47,550	47,550
John P. Chen	31,700	31,700
Carl A. Zemenick	31,700	31,700
Dilip S. Vyas	44,700	44,700

The Company did not issue stock option grants to the Board of Directors during fiscal year 2009.

EQUITY COMPENSATION PLAN INFORMATION

The following tables provides information as of the fiscal year ended April 30, 2009 with respect to shares of common stock that may be issued under the Company’s existing equity compensation plans, as detailed below:

	(a)	(b)	(c)
			Number of
			securities
			remaining available
	Number of		for future issuance
	securities to be		under equity
	issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding
	outstanding	outstanding	securities
	options, warrants	options, warrants	reflected in
Plan category	and rights	and rights	Column(a)

Equity compensation plans approved by security holders:
—Employee Stock Option Plan 1993	154,050	$8.97	2,505
—Employee Stock Option Plan 2000	96,517	$2.39	0
—Employee Stock Option Plan 2004	189,041	$9.24	50,959
—Director Stock Option Plan 2000	4,099	$3.69	0
—Director Stock Option Plan 2004	60,000	$10.08	0

Equity compensation plans not approved by security holders	*	*	*

Total	503,707		53,464

*	Not applicable.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee during the 2009 fiscal year was comprised of Messrs. Chen, Rieck, and Zemenick. None of the members of the Compensation Committee has ever been an officer or employee of the Company. No Compensation Committee interlocking relationships exist as to Messrs. Chen, Rieck and Zemenick.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed, and discussed the audited financial statements with management, and discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61 (Codification of Statements on Auditing Standards, AU § 380), as the same has been modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, as the same has been modified or supplemented, and has discussed with the independent public accountants the independent public accountants’ independence. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Committee.

Franklin D. Sove (Chairman)
Thomas W. Rieck
Dilip S. Vyas

CERTAIN TRANSACTIONS

There are no reportable related party transactions.

Related Person Transaction Policy

The Board has adopted a written policy addressing the Company’s procedures with respect to the review, approval and ratification of “Related Person Transactions” that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Related Person includes any of an Executive Officer (as defined in Item 404(a)), director, a nominee for director, a beneficial owner of more than 5% of any class of voting securities of the Company, and with respect to each of them, their immediate family members. Related Person Transaction means any transaction involving an amount in excess of $120,000 in which the Company is a participant and in which a Related Person has or will have a direct or indirect material interest.

To identify Related Person Transactions, each year the Company requires its Executive Officers, directors and nominees to complete an annual questionnaire which seeks information relating to any potential Related Person Transaction involving themselves and their immediate family members that are known to them. The Audit Committee will evaluate identified Related Person Transactions, to be approved or ratified (i) by the Audit Committee or (ii) if the Audit Committee determines that the approval or ratification should be considered by all of the disinterested directors, by a majority vote of the disinterested directors. In its review of Related Person Transactions, the Audit Committee or the disinterested directors will consider all factors that they believe are relevant to the Related Person Transaction, including the following: (i) the nature and extent of the Company’s participation in the transaction; (ii) the size of the transaction and the amount payable to the Related Person; (iii) the nature of the interest of the Related Person in the transaction; (iv) whether the transaction involves a conflict of interest or the appearance of a conflict of interest; and (v) whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

MISCELLANEOUS

The Company’s 2009 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

Proposals of Stockholders

In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company’s 2010 Annual Meeting of Stockholders must be received by the Secretary of the Company before April 15, 2010 in order for the proposal to be considered for inclusion in the Company’s notice of meeting, proxy statement and proxy relating to the 2010 Annual Meeting.

Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The stockholder must comply with the procedures specified by the Company’s by-laws which require all stockholders who intend to make proposals at an annual stockholders meeting to send a proper notice which is received by the Secretary not less than 120 or more than 150 days prior to the first anniversary of the date of the Company’s consent solicitation or proxy statement released to stockholders in connection with the previous year’s election of directors or meeting of stockholders; provided that if no Annual Meeting of Stockholders or election by consent was held in the previous year, or if the date of the annual meeting has been changed from the previous year’s meeting, a proposal must be received by the Secretary within 10 days after the Company has publicly disclosed the date of such meeting.

The Company currently anticipates the 2010 Annual Meeting of Stockholders will be held September 17, 2010.

The by-laws also provide that nominations for director may only be made by or at the direction of the Board of Directors or by a stockholder entitled to vote who sends a proper notice which is received by the Secretary no less than 60 or more than 90 days prior to the meeting. However, if the Company has not publicly disclosed the date of the meeting at least 70 days prior to the meeting date, notice may be timely made by a stockholder if received by the Secretary no later than the close of business on the 10th day following the day on which the Company publicly disclosed the meeting date.

Some brokers and other nominee record holders may be participating in the practice of “householding” corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this proxy statement to you if you call or write us at the following address or phone number: SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007, Telephone: (800) 700-9095. If you want to receive separate copies of our corporate communications to stockholders such as proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact the Company at the above address and phone number.

By order of the Board of Directors

Linda K. Frauendorfer
Secretary

Dated: August 14, 2009

0
SIGMATRON INTERNATIONAL, INC.
2201 LANDMEIER ROAD
ELK GROVE VILLAGE, IL 60007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Gary R. Fairhead, Linda K. Frauendorfer and Henry J. Underwood, and each of them, with full power of substitution, as attorneys and proxies to represent the undersigned at the 2009 Annual Meeting of Stockholders of SIGMATRON INTERNATIONAL, INC. (the “Company”) to be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 18, 2009 or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows.
(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF
SIGMATRON INTERNATIONAL, INC.
September 18, 2009
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.sigmatronintl.com
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

1 0 0 3 0 3 0 0 0 0 0 0 0 0 0 0 0 0 0 0 7	0 9 1 8 0 9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. Election of One Class I Director:				2.	PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS	☐	☐	☐
☐		NOMINEES:
	FOR THE NOMINEE	Thomas W. Rieck

☐	WITHHOLD AUTHORITY FOR THE NOMINEE			3.	IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (which the Board of Directors does not know of prior to August 14, 2009)	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR AND FOR THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS, AND WILL CONFER THE AUTHORITY IN PARAGRAPH 3.

				Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated August 14, 2009 as well as a copy of the 2009 Annual Report to Stockholders.
				PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.